Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of May 5, 2005 (this “Amendment”) among Alliant Techsystems Inc., a Delaware corporation (the “Borrower”), the lenders from time to time parties to the Credit Agreement referred to below (the “Lenders”), Bank of America, N.A. (“Bank of America”), as swing line lender (the “Swing Line Lender”), Bank of America, Calyon New York Branch (f/k/a Credit Lyonnais New York Branch), U.S. Bank National Association and JPMorgan Chase Bank, as L/C issuers (collectively, the “L/C Issuers”) and Bank of America, as administrative agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)                                  The Borrower, the Lenders, the Swing Line Lender, the L/C Issuers, the Administrative Agent and others have entered into a Credit Agreement dated as of March 31, 2004 (as amended, supplemented otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined in this Amendment (including in Section 1 hereof) have the same meanings as specified in the Credit Agreement;

(2)                                  The Borrower desires to (a) refinance the Outstanding Amount of Term B Loans under the Credit Agreement with the proceeds of a new tranche of term loans (as further described in the amendments set forth in Section 1 below, the “Term A Loans”), (b) amend the rate of interest applicable to the Revolving Credit Facility as set forth in Section 1 below, (c) amend certain other provisions of the Credit Agreement as set forth below, and (d) obtain the release of the existing Mortgage with respect to the Mortgaged Property in Minnesota, and the Borrower has requested that the Lenders amend the Credit Agreement to permit, and provide for, the foregoing;

(3)                                  Each Term A Lender party to this Amendment has committed to make Term A Loans to the Borrower, subject to the terms and conditions hereinafter set forth, on the First Amendment Effective Date in an amount equal to its Term A Commitment as set forth on Schedule 2.01 hereto and the aggregate proceeds of the Term A Loans will be used by the Borrower to refinance in full the Outstanding Amount of all Term B Loans, to pay related fees and expenses, and for other corporate purposes;

(4)                                  The Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below;

(5)                                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                                Amendments to Credit Agreement.  Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a)                                  Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions.

“First Amendment” means Amendment No. 1 to this Agreement, dated as of May 5, 2005, among the Borrower, Bank of America, N.A., as Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

“Funding Indemnity Agreement” means the Funding Indemnity Agreement, dated May 5, 2005, duly executed and delivered by the Borrower to the Administrative Agent.

“Term A Borrowing” means a borrowing pursuant to Section 2.01(d) consisting of simultaneous Term A Loans of the same Type made by the Term A Lenders.

“Term A Commitment” means, as to each Term A Lender at any time, its obligation to make Term A Loans to the Borrower pursuant to Section 2.01(d) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term A Lender’s name on Schedule 2.01 attached to the First Amendment under the caption “Term A Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as may be adjusted from time to time in accordance with this Agreement.  The aggregate Commitment of all Term A Lenders shall be $270,000,000 on the First Amendment Effective Date.

“Term A Facility” means, at any time, (a) prior to the making of Term A Loans, the aggregate Term A Commitments of all Term A Lenders at such time, and (b) thereafter, the Outstanding Amount of Term A Loans of all Term A Lenders at such time.

“Term A Lender” means, at any time, any Lender that has a Term A Commitment or a Term A Loan at such time.

“Term A Loan” means an advance made by any Term A Lender under the Term A Facility pursuant to Section 2.01(d).

“Term A Note” means a promissory note of the Borrower payable to the order of any Term A Lender, in substantially the form of Exhibit A to the First Amendment,

evidencing the aggregate indebtedness of the Borrower to such Term A Lender resulting from the Term A Loans made or held by such Term A Lender.

(b)                                 Section 1.01 of the Credit Agreement is further amended as follows:

(i)                                     By amending and restating in full the definition of “Applicable Rate” to read as follows:

“Applicable Rate” means for any day, (a) in case of the Revolving Credit Loans and the Term A Loans, with respect to Base Rate Loans and Eurodollar Rate Loans, and the commitment fee payable in respect of the unutilized portion of the Revolving Credit Facility, the applicable rate per annum set forth below in the grid captioned “Revolving Credit Facility and Term A Facility – Applicable Rate”, under the captions “Base Rate Percentage”, “Eurodollar Percentage” or “Commitment Fee” cited therein, as the case may be, based upon the Senior Secured Credit Rating and the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) and (b) in the case of any Incremental Term Loans, the applicable rate per annum set forth in the applicable Incremental Term Facility Supplement for Base Rate Loans and Eurodollar Rate Loans:

Revolving Credit Facility and Term A Facility – Applicable Rate

Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurodollar Percentage	Base Rate Percentage

1	<3.00x and Senior Secured Credit Rating, with “stable outlook” or “positive outlook”, of BB+ or better or Ba1 or better	0.250%	1.00%	0%

2	<3.50x	0.300%	1.25%	0.25%

3	>3.50x and Senior Secured Credit Rating of better than BB- and Ba3	0.375%	1.50%	0.50%

4	>3.50x	0.500%	1.75%	0.75%

Any increase or decrease in the Applicable Rate resulting from a change in (a) the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered within two Business Days after the date when due in accordance with such Section 6.02(b), then Pricing Level 4 shall apply as of the first Business Day after such second Business Day until the first Business Day after the date on which such Compliance Certificate is delivered, and (b) the Senior Secured Credit Rating shall become effective as of the first Business Day immediately following the date of such change in Senior Secured Credit Rating.”

(c)                                  Section 1.01 of the Credit Agreement is further amended by amending and restating in full the definitions of “Fee Letter”, “Incremental Term Facility Closing Date”, “Loan Documents”, “Maturity Date”, “Restricted Payment”, “Term Borrowing”, “Term Commitment”, “Term Commitment Increase Availability”, “Term Facilities”, “Term Loan” and “Term Note” to read, respectively, as follows:

“Fee Letter” means, collectively, (a) the letter agreement, dated February 24, 2004, among the Borrower, BAS and Bank of America and (b) the letter agreement, dated April 11, 2005, among the Borrower, BAS and Bank of America.

“Incremental Term Facility Closing Date” means in respect of an Incremental Term Facility any date on which all of the conditions to funding of the Incremental Term Loans under such Incremental Term Facility are satisfied and the applicable Lenders advance Incremental Term Loans.

“Loan Documents” means, collectively, (a) for purposes of this Agreement and the Notes and any amendment, supplement or other modification hereof or thereof and for all other purposes other than for purposes of the Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) the Fee Letter, (vi) each Issuer Document, (vii) each Incremental Term Facility Supplement and (viii) the Funding Indemnity Agreement and (b) for purposes of the Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) each Issuer Document, (vi) the Fee Letter, (vii) each Incremental Term Facility Supplement, (viii) the Funding Indemnity Agreement and (ix) each Secured Hedge Agreement.

“Maturity Date” means (a) with respect to the Revolving Credit Facility (including the Letter of Credit Sublimit and Swing Line Sublimit thereunder), the earlier of (i) the fifth anniversary of the Closing Date (or in the case of any Letter of Credit or request for L/C Credit Extension, the Letter of Credit Expiration Date) and (ii) the date of termination in whole of the Revolving Credit Commitments, pursuant to Section 2.06 or 8.02, (b) with respect to the Term A Facility, the earlier of (i) the fifth anniversary date of the Closing Date and (ii) the date of acceleration of the Term A Facility pursuant to Section 8.02 and (c) with respect to any Incremental Term Facility, (i) the final maturity specified in the applicable Incremental Facility Term Supplement and (ii) the date of acceleration of the Incremental Term Facility pursuant to Section 8.02; provided that, notwithstanding the foregoing, (x) if on or prior to November 1, 2010, the Borrower shall not have reserved cash, obtained committed financing or any combination of the foregoing, all on terms and conditions reasonably satisfactory to the Administrative Agent at such time, in an aggregate amount necessary to pay all amounts outstanding, including principal and all accrued interest, in full under the Senior Subordinated Notes on the scheduled maturity date of the Senior Subordinated Notes, November 10, 2010 shall be the final maturity date of all of the Facilities (other than the Revolving Credit Facility and the Term A Facility) and final payment of all amounts under all of the Facilities (other than the Revolving Credit Facility and the Term A Facility) then outstanding plus all accrued interest shall be immediately due and payable on November 10, 2010, and (y) with respect to such committed financing, if definitive documentation therefor shall not have been entered into and all conditions to funding thereunder shall not have been satisfied ten Business Days prior to the scheduled maturity date of the Senior Subordinated Notes, such tenth Business Day prior to the scheduled maturity date of this Senior Subordinated Notes shall be the final maturity date of all the Facilities (other than the Revolving Credit Facility and the Term A Facility) and all amounts under all of the Facilities (other than the Revolving Credit Facility and the Term A Facility) then outstanding plus accrued interest shall be immediately due and payable on such tenth Business Day prior to the scheduled maturity date of the Senior Subordinated Notes.

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Persons thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment; provided, however, that no such dividend, distribution, payment or return of capital shall constitute a “Restricted Payment” to the extent made solely with the common Equity Interests of the Borrower or (b) any payment, prepayment, redemption (whether at the option of the holder or otherwise), purchase, defeasance, distributions involving cash, acquisition or other retirement for value in respect of any subordinated Indebtedness or any convertible debt securities or instruments, in each case, of the Borrower or any Subsidiary.

“Term Borrowing” means any Term A Borrowing or Incremental Term Borrowing, as applicable.

“Term Commitment” means any Term A Commitment or Incremental Term Commitment, as applicable.

“Term Commitment Increase Availability” means at any time (a) $330,000,000 plus (b) the principal amount, up to $270,000,000, by which the Term A Facility shall have been repaid as a result of scheduled amortization and any mandatory or optional prepayments minus (c) the aggregate initial principal amount of all Incremental Term Facilities.

“Term Facilities” means, at any time, the aggregate Term A Facility and the Incremental Term Facilities of all Lenders at such time.

“Term Loan” means any Term A Loan or Incremental Term Loan, as applicable.

“Term Note” means any Term A Note or a promissory note of the Borrower payable to the order of any Incremental Term Loan Lender, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate Indebtedness of the Borrower to such Incremental Term Loan Lender resulting from the Incremental Term Loans made by such Incremental Term Loan Lender.

(d)                                 Section 1.02 of the Credit Agreement is hereby amended by (i) relettering the last clause thereof as clause (d) and (ii) adding at the end thereof the following new subsection (e):

“(e)                            On and after the First Amendment Effective Date, all Term Loans (including the Term A Loans) shall have, and continue to have, the same terms, rights and benefits as the Term Loans immediately prior to the First Amendment Effective Date under the Loan Documents, except as modified by the First Amendment.”

(e)                                  Section 2.01 of the Credit Agreement is hereby amended by inserting the following clause (d) at the end thereof:

“(d)                           Term A Borrowings.  Subject to the terms and conditions set forth herein, each Term A Lender severally agrees to make, on the First Amendment Effective Date, a single loan consisting of a Term A Loan pursuant to the Term A Facility in an amount equal to its Pro Rata Share of the Term A Facility to the Borrower on any Business Day.  The Term A Borrowing shall consist of Term A Loans made simultaneously by the Term A Lenders in accordance with their respective Pro Rata Share of the applicable Term A Facility.  Amounts borrowed under this Section 2.01(d) and repaid or prepaid may not be reborrowed.  Term A Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.”

(f)                                    Section 2.03(a)(ii)(A) of the Credit Agreement is amended by deleting the reference to “Twelve months” therein and replacing it with the phrase “eighteen months”.

(g)                                 The first sentence in Section 2.03(i) of the Credit Agreement is amended in its entirety to read:

“The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share, a Letter of Credit Fee (the “Letter of Credit Fee”) for each Letter of Credit in an amount equal to (i) in the case of any Financial Letter of Credit, (A) a rate per annum equal to the Eurodollar Percentage for Revolving Credit Loans in effect from time to time for each day during the applicable calculation period as set forth in the grid in the definition of “Applicable Rate” times (B) the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit) or (ii) in the case of any Performance Letter of Credit or Documentary Letter of Credit, (A) a rate per annum equal to 75% of the Eurodollar Percentage for Revolving Credit Loans in effect from time to time for each day during the applicable calculation period as set forth in the grid in the definition of “Applicable Rate” times (B) the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit).”

(h)                                 Section 2.03(i) of the Credit Agreement is further amended by deleting the reference to “the first Business Day after the end” in the second sentence thereof and replacing it with the phrase “the last Business Day”.

(i)                                     Section 2.03(j) of the Credit Agreement is amended by deleting the reference to “the first Business Day after the end of such” in the second sentence thereof and replacing it with the phrase “the last Business Day of each”.

(j)                                     The last sentence of Section 2.05(a)(i) of the Credit Agreement is amended by replacing the reference to “Term B Facility” therein with “Term A Facility”.

(k)                                  Section 2.05(b)(i) of the Credit Agreement is amended to read as follows:  “(i) [INTENTIONALLY OMITTED]”.

(l)                                     Section 2.05(b)(vii) of the Credit Agreement is amended by replacing the reference to “Term B Facility” therein with “Term A Facility”.

(m)                               Section 2.06(b)(i) of the Credit Agreement is amended in its entirety to read as follows:

“(i)  The aggregate Term Commitments under any Term Facility shall be automatically and permanently reduced to zero on the date of a Term Borrowing under such Term Facility (after giving effect to such Term Borrowing).”

(n)                                 The second sentence of Section 2.06(c) of the Credit Agreement is amended by replacing the reference to “Term B Facility” therein with “Term A Facility”.

(o)                                 Section 2.07(a) of the Credit Agreement is hereby amended in full to read as follows:

“(a)  Term A Loans.  The Borrower shall repay to the Administrative Agent for the ratable account of the Term A Lenders the aggregate principal amount of all Term A Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

Date	Amount
June 30, 2005	$6,750,000
September 30, 2005	$6,750,000
December 31, 2005	$6,750,000
March 31, 2006	$6,750,000
June 30, 2006	$6,750,000
September 30, 2006	$6,750,000
December 31, 2006	$6,750,000
March 31, 2007	$6,750,000
June 30, 2007	$6,750,000
September 30, 2007	$6,750,000
December 31, 2007	$6,750,000
March 31, 2008	$6,750,000
June 30, 2008	$6,750,000
September 30, 2008	$6,750,000

December 31, 2008	$6,750,000
March 31, 2009	$168,750,000

provided, however, that the final principal repayment installment of the Term A Loans shall be repaid on the Maturity Date for the Term A Facility under which such Term A Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Term A Loans outstanding on such date.”

(p)                                 Section 2.15(a) of the Credit Agreement is hereby amended by (i) deleting the phrase “including the Term B Facility” in the introductory sentence thereof and replacing it with the phrase “other than the Term A Facility”, (ii) inserting the words “six months after” immediately after the words “prior to” in subclause (B) and replacing the reference to “Term B Facility” in subclauses (B) with “Term A Facility”, (iii) deleting subclause (D) and relettering subclause (E) as subclause (D) and (iv) deleting subclause (C) and replacing it with the following new subclause (C):

“(C)                          If the request is for an Incremental Term Facility, the requested amortization schedule for such Incremental Term Loans, which shall not amortize more rapidly than quarterly installments equal to 2.50% of the original Outstanding Amount of such Incremental Term Loans, and”

(q)                                 Section 6.11 of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

“The Term A Loans shall be used to refinance the Outstanding Amount of the Term B Loans as of the First Amendment Effective Date in full, pay related fees and expenses and, thereafter, for general corporate purposes.”

(r)                                    Section 6.14 of the Credit Agreement is hereby amended in full to read as follows:  “6.14  [INTENTIONALLY OMITTED]”.

(s)                                  Section 7.06(d) of the Credit Agreement is hereby amended in full to read as follows:

“(d)                           the Borrower may make Restricted Payments so long as (1) no Default is continuing or would result therefrom, (2) the Material Debt Documents then outstanding would permit such Restricted Payment, and (3) if, after giving effect thereto, either (A) the Senior Leverage Ratio would be less than 1.50:1.00 or (B) the aggregate amount of such Restricted Payments would be less than the sum of (x) $50,000,000 in each fiscal year plus (y) up to 100% of the Net Cash Proceeds from the sale or issuance by the Borrower of any of its Equity Interest remaining after making the mandatory prepayment required pursuant to Section 2.05(b)(iii) and not used to make any Investments or other Restricted Payments; and”

(t)                                    Section 7.15(a) of the Credit Agreement is hereby amended by replacing the reference to “Section 7.06(e)” therein with the phrase “clause (d) or (e) of Section 7.06”.

(u)                                 Section 7.16 of the Credit Agreement is hereby amended by inserting immediately before the period at the end thereof “, other than any termination thereof in connection with the payment in full of all Obligations thereunder”.

SECTION 2.                                Consent and Waiver. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 4 below, the Lenders hereby consent and agree to release and terminate the existing Mortgage with respect to the Mortgaged Property in Minnesota, authorize the Administrative Agent to effect such release and termination and waive any requirements in the Loan Documents requiring a Mortgage on such property.

SECTION 3.                                Effectiveness. This Amendment, other than the amendments contemplated by Section 1 and the consent and waiver contemplated in Section 2, shall become effective and in full force and effect upon the Administrative Agent’s receipt of counterparts of this Amendment by the Borrower, each Revolving Credit Lender and Term A Lenders providing aggregate Term A Commitments of at least $270,000,000 or, as to any of the foregoing parties, advice satisfactory to the Administrative Agent that each of the foregoing parties has executed this Amendment.

SECTION 4.                                Conditions of Effectiveness of Amendments. The amendments to the Credit Agreement set forth in Section 1 and the consent and waiver contemplated in Section 2 shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions set forth in this Section 4 shall have been satisfied:

(a)                                  Execution of Counterparts.  The Administrative Agent shall have received counterparts of (i) this Amendment executed by (A) the Borrower, (B) the Administrative Agent, (C) each Revolving Credit Lender, and (D) Term A Lenders providing Term A Commitments in an aggregate amount equal to $270,000,000 or, as to any of the foregoing parties, advice satisfactory to the Administrative Agent that each of the foregoing parties has executed this Amendment and, if applicable, provided such Term A Commitments, (ii) the consent attached hereto (the “Consent”) executed by each Guarantor and (iii) the fee letter agreement dated April 11, 2005 (the “Fee Letter”) executed by the Borrower and the other parties thereto.

(b)                                 Collateral Matters.  All documents, instruments and agreements, including, without limitation, amendments or restatements of existing Mortgages (other than with respect to the existing Mortgaged Property in Minnesota) and legal opinions, that are necessary or desirable to carry out more effectively the purposes of the Loan Documents shall have been duly executed, delivered and filed, and all other action with respect to the creation, validity, ratification, confirmation, maintenance and perfection of all security interests created or intended to be created under the Loan Documents and the first priority nature thereof (subject to Specified Statutory Liens and, in the case of Mortgaged Properties only, Liens permitted under Section 7.01(g)) shall have been taken.

(c)                                  Payment of Fees and Expenses.  The Borrower shall have paid (i) all reasonable fees and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Arranger and the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment (including, without limitation, in connection with the syndication of the Term A Facility) or otherwise required to be paid in connection with this Amendment and (ii) all other fees and expenses required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment (including fees and expenses of counsel), in each case, for which the invoice for such fees and expenses shall have been presented to the Borrower.

(d)                                 Evidence of Debt.  Each Term A Lender shall have received, if requested, one or more Term A Notes payable to the order of such Lender duly executed by the Borrower, in substantially the form of Exhibit A attached hereto, evidencing the Term A Loans of such Term A Lender.

(e)                                  Term B Lenders.  The Borrower shall have paid to each of the Term B Lenders an amount equal to the Outstanding Amount of the Term B Loans held by such Term B Lender, together with all accrued but unpaid interest to the First Amendment Effective Date on such Term B Loans, any amounts payable in connection such prepayment under the Loan Documents and any other unpaid amounts due and owing to each such Term B Lender under the Loan Documents.

(f)                                    Resolutions.  The Administrative Agent shall have received certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower evidencing approval of this Amendment and all matters and transactions contemplated hereby and (B) each Guarantor evidencing approval of the Consent and the matters and transactions contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental and other material third party approvals and consents, if any, with respect to this Amendment, the Consent and the matters and transactions contemplated hereby and thereby.

(g)                                 Certificates.  The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or another Responsible Officer) of the Borrower and each other Loan Party certifying (i) the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder, (ii) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments of any Loan Party, is required for the due execution, delivery or performance by the Loan Parties of this Amendment and the Consent, (iii) the representations and warranties contained in Section 5 of this Amendment are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and (iv) no Default has occurred and is continuing or would result from this Amendment and the matters and transactions contemplated hereby.

(h)                                 Legal Opinions.  Opinions of (i) Jones Day, counsel for the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent, which shall include, among other things, opinions as to the continuing validity of the liens on, and security interests in, the Collateral created pursuant to the Loan Documents and the perfection of such liens and security interests and (ii) in-house counsel of the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent.

(i)                                     Authorizations.  All governmental authorizations and all third party consents and approvals necessary in connection with the Amendment and the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect; and no Law shall be applicable in the judgment of the Lenders, in each case that restrains, prevents or imposes materially adverse conditions upon the Amendment and the transactions contemplated hereby or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them, except as may be required in connection with the disposition of any portion of the Security Collateral (as defined in the Security Agreement) by laws affecting the offering and sale of securities generally and the taking of the actions described in Section 4(d) of the Security Agreement with respect to Assignable Government Contract Claims.

(j)                                     Legal Details, Etc.  All documents executed or submitted pursuant hereto or contemplated hereby shall be reasonably satisfactory in form and substance to the Arranger, the Administrative Agent and Shearman & Sterling LLP, as counsel to the Arranger and the Administrative Agent.

(k)                                  Conditions to Credit Extensions.  All conditions precedent set forth in Section 4.02 of the Credit Agreement shall have been satisfied and each of the representations and warranties contained in Section 5 shall be true and correct in all material respects.

SECTION 5.                                Representations and Warranties.  The Borrower represents and warrants as follows:

(a)                                  The execution, delivery and performance by each Loan Party of this Amendment and any other documents, instruments and agreements in connection herewith, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or require any payment (other than the payment required to be made pursuant to this Amendment and the Fee Letter) to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law; or (iv) result in the creation of any Lien other than a Lien expressly permitted under Section 7.01 of the Credit Agreement.

(b)                                 No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document or Material Debt Document, or for the consummation of the transactions contemplated hereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority (subject to Specified Statutory Liens and, in the case of Mortgaged Properties only,

Liens permitted under Section 7.01(g)) nature thereof) or (iv) the exercise by any Agent or any Lender of its rights under this Amendment or any other Loan Document or the remedies in respect of the Collateral pursuant to the Collateral Documents.

(c)                                  This Amendment and the Consent have been duly executed and delivered by each Loan Party that is party hereto.  This Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

(d)                                 No Default has occurred and is continuing or will occur as a result of the transactions contemplated by this Amendment (including the Credit Extension proposed hereunder and the application of the proceeds therefrom), and such transactions are permitted under the Material Debt Documents and the Borrower has complied with all requirements thereunder, if any, in connection with such transactions.

SECTION 6.                                Reference to and Effect on the Credit Agreement and the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment).

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 7.                                Costs and Expenses.  The Borrower agrees that all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent), are costs and expenses that the Borrower is required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.

SECTION 8.                                Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.                                Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLIANT TECHSYSTEMS INC.

By	/s/ Keith D. Ross
	Name:	Keith D. Ross
	Title:	Senior Vice President, General Counsel and Secretary

By	/s/ Eric S. Rangen
	Name:	Eric S. Rangen
	Title:	Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent and as Lender

By	/s/ Kenneth J. Beck
	Name:	Kenneth J. Beck
	Title:	Senior Vice President

BANK OF AMERICA, N.A.,
as Lender, L/C Issuer and Swing Line Lender

By	/s/ Kenneth J. Beck
	Name:	Kenneth J. Beck
	Title:	Senior Vice President

CALYON NEW YORK BRANCH,
as L/C Issuer

By	/s/ James Gibson
	Name:	James Gibson
	Title:	Managing Director

By	/s/ Scott R. Chappelka
	Name:	Scott R. Chappelka
	Title:	Director

U.S. Bank National Association,
as L/C Issuer

By	/s/ Karen Weathers
	Name:	Karen Weathers
	Title:	Vice President

JPMorgan Chase Bank, N.A., successor by merger
to JP Morgan Chase Bank
as Lender and L/C Issuer

By	/s/ Richard C. Smith
	Name:	Richard C. Smith
	Title:	Vice President

Revolving Credit Lenders:

CALYON NEW YORK BRANCH

By	/s/ James Gibson
	Name:	James Gibson
	Title:	Managing Director

By	/s/ Scott Chappelka
	Name:	Scott Chappelka
	Title:	Director

CREDIT INDUSTRIEL ET COMMERCIAL

By	/s/ Brian O’Leary
	Name:	Brian O’Leary
	Title:	Vice President

By	/s/ Sean Mounier
	Name:	Sean Mounier
	Title:	First Vice President

REGIONS BANK

By	/s/ Mark Burr
	Name:	Mark Burr
	Title:	Vice President National Corporation

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By	/s/ Chris Droussiotis
	Name:	Chris Droussiotis
	Title:	Vice President

THE BANK OF NEW YORK

By	/s/ John-Paul Marotta
	Name:	John-Paul Marotta
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	Deputy General Manager

MIZUHO CORPORATE BANK, LTD.

By	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Senior Vice President

UFJ BANK LIMITED

By	/s/ Russell Bohner
	Name:	Russell Bohner
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By	/s/ Brian P. Schwinn
	Name:	Brian P. Schwinn
	Title:	Duly Authorized Signatory

ALLIED IRISH BANKS PLC.

By	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Assistant Vice President

By	/s/ Rima Terradista
	Name:	Rima Terradista
	Title:	SeniorVice President

U. S. BANK NATIONAL ASSOCIATION

By	/s/ Karen Weathers
	Name:	Karen Weathers
	Title:	Vice President

NATIONAL CITY BANK

By	/s/ Daniel R. Raynor
	Name:	Daniel R. Raynor
	Title:	Vice President

Term A Lenders:

CALYON NEW YORK BRANCH

By	/s/ James Gibson
	Name:	James Gibson
	Title:	Managing Director

By	/s/ Scott R. Chappelka
	Name:	Scott R. Chappelka
	Title:	Director

CREDIT INDUSTRIEL ET COMMERCIAL

By	/s/ Brian O’Leary
	Name:	Brian O’Leary
	Title:	Vice President

By	/s/ Sean Mounier
	Name:	Sean Mounier
	Title:	First Vice President

REGIONS BANK

By	/s/ Mark Burr
	Name:	Mark Burr
	Title:	Vice President National Corporation

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By	/s/ Chris Droussiotis
	Name:	Chris Droussiotis
	Title:	Vice President

THE BANK OF NEW YORK

By	/s/ John-Paul Marotta
	Name:	John-Paul Marotta
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	Deputy General Manager

MIZUHO CORPORATE BANK, LTD.

By	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Senior Vice President

THE SUMITOMO TRUST & BANKING CO., LTD.

By	/s/ Elizabeth A. Quirk
	Name:	Elizabeth A. Quirk
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By	/s/ Brian P. Schwinn
	Name:	Brian P. Schwinn
	Title:	Duly Authorized Signatory

AIB DEBT MANAGEMENT LIMITED

By	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Assistant Vice President

Investment Advisor to AIB Debt
Management, Limited

By	/s/ Rima Terradista
	Name:	Rima Terradista
	Title:	SeniorVice President

Investment Advisor to AIB Debt
Management, Limited

U. S. BANK NATIONAL ASSOCIATION

By	/s/ Karen Weathers
	Name:	Karen Weathers
	Title:	Vice President

NATIONAL CITY BANK

By	/s/ Daniel R. Raynor
	Name:	Daniel R. Raynor
	Title:	Vice President

CONSENT

Dated as of May 5, 2005

Each of the undersigned, as Guarantor under the Subsidiary Guaranty dated as of March 31, 2004 (the “Guaranty”), in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and the transactions contemplated by such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder.

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ALLIANT AMMUNITION AND POWDER COMPANY LLC
ALLIANT AMMUNITION SYSTEMS COMPANY LLC
ALLIANT HOLDINGS LLC
ALLIANT LAKE CITY SMALL CALIBER AMMUNITION COMPANY LLC
ALLIANT SOUTHERN COMPOSITES COMPANY LLC
AMMUNITION ACCESSORIES INC.
ATK COMMERCIAL AMMUNITION COMPANY INC.
ATK ELKTON LLC
ATK MISSILE SYSTEMS COMPANY LLC
ATK ORDNANCE AND GROUND SYSTEMS LLC
ATK TACTICAL SYSTEMS COMPANY LLC
COMPOSITE OPTICS, INCORPORATED
FEDERAL CARTRIDGE COMPANY
GASL, INC.
MICRO CRAFT INC.
MISSION RESEARCH CORPORATION
NEW RIVER ENERGETICS, INC.
ATK THIOKOL INC.
AEC – ABLE ENGINEERING COMPANY, INC.
PRESSURE SYSTEMS, INC.
PROGRAMMED COMPOSITES INC.

By	/s/ Keith D. Ross
Name:	Keith D. Ross
Title:	Vice President and Secretary

EXHIBIT A

FORM OF TERM A NOTE

$	, 2005

FOR VALUE RECEIVED, the undersigned, Alliant Techsystems Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of                                            or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of            DOLLARS AND            CENTS ($         ) or, if less, the unpaid principal amount of the Term A Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of March 31, 2004 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, the other Agents and the Arrangers.

The Borrower promises to pay interest on the aggregate unpaid principal amount of the Term A Loan made by the Lender to the Borrower under the Agreement from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term A Note is one of the Term A Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Term A Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term A Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  The Term A Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Term A Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term A Note.

Except as provided in the Agreement, this Term A Note may not be assigned by the Lender to any Person.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ALLIANT TECHSYSTEMS INC.

By:
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

SCHEDULE 2.01